Registration No. 33-6836; 811-04722
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                          -----------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 21 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 23 |X|
                        (Check appropriate box or boxes.)
                         ------------------------------

                              EASTCLIFF FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           1400 Peavey Building
          730 Second Avenue South
          Minneapolis, Minnesota                               55402
     ---------------------------------------                 ---------
     (Address of Principal Executive Offices)                (Zip Code)

                                 (612) 336-1444
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                         Copy to:
               John Clymer                          Richard L. Teigen
           1400 Peavey Building                      Foley & Lardner
         730 Second Avenue South                 777 East Wisconsin Avenue
       Minneapolis, Minnesota 55402              Milwaukee, Wisconsin 53202
   --------------------------------------        --------------------------
   (Name and Address of Agent for Service)

                         ------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on October 31, 2000 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on (date) pursuant to paragraph (a) (2) of Rule 485

                              P R O S P E C T U S

                                OCTOBER 31, 2000


                             (EASTCLIFF FUNDS LOGO)

                          Eastcliff Total Return Fund

                             Eastcliff Growth Fund

                               Eastcliff Emerging
                                  Growth Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS


PROSPECTUS                                                    OCTOBER 31, 2000


                             (EASTCLIFF FUNDS LOGO)

  The Eastcliff Funds are a family of five no load mutual funds. Each of the Eastcliff Funds invests mainly in common stocks of U.S. companies.

  The Eastcliff Funds are:

       o  Eastcliff Total Return Fund         o Eastcliff Regional Small
       o  Eastcliff Growth Fund                   Capitalization Value Fund
       o  Eastcliff Emerging Growth Fund      o Eastcliff Contrarian Value Fund

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Eastcliff Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EASTCLIFF FUNDS



1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(612) 336-1444


                               TABLE OF CONTENTS

QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE EASTCLIFF FUNDS                                    2

FEES AND EXPENSES                                                           10

INVESTMENT OBJECTIVES AND STRATEGIES                                        12

MANAGEMENT OF THE FUNDS                                                     14

THE FUNDS' SHARE PRICE                                                      17

PURCHASING SHARES                                                           17

REDEEMING SHARES                                                            19

EXCHANGING SHARES                                                           22

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          22

FINANCIAL HIGHLIGHTS                                                        22

SHARE PURCHASE APPLICATION                                          CENTERFOLD

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE EASTCLIFF FUNDS

1. WHAT ARE THE EASTCLIFF FUNDS' GOALS?

   EASTCLIFF TOTAL RETURN FUND

       Eastcliff Total Return Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.

   EASTCLIFF GROWTH FUND

       Eastcliff Growth Fund seeks long-term growth of capital.

   EASTCLIFF EMERGING GROWTH FUND

       Eastcliff Emerging Growth Fund seeks long-term growth of capital.

   EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

       Eastcliff Regional Small Capitalization Value Fund seeks long-term growth of capital.

   EASTCLIFF CONTRARIAN VALUE FUND

       Eastcliff Contrarian Value Fund seeks long-term growth of capital.

2. WHAT ARE THE EASTCLIFF FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

       Each of the Eastcliff Funds invests mainly in common stocks of United States companies. However, the Total Return Fund, consistent with its investment objective, may also invest mainly in debt securities or in both common stocks and debt securities. The Funds employ different investment strategies to achieve their investment objectives. Unlike many mutual fund families where most of the stock funds invest in substantially the same companies, each of the Eastcliff Funds targets a different subset of the domestic stock market. While from time to time there will be some investments common to some or all of the Eastcliff Funds, their portfolios and performance will vary significantly. Please read this Prospectus carefully to determine which of the Eastcliff Funds best meets your investment objectives.

   EASTCLIFF TOTAL RETURN FUND

       The Total Return Fund is our flexible Fund. We anticipate that the Total Return Fund will invest mainly in common stocks most of the time. However, because it is a flexible fund, it may also invest mainly in bonds and other debt securities (such as notes, debentures, bills or money market instruments), or in both common stocks and debt securities. The Total Return Fund is not required to invest any minimum or maximum percentage of its assets in common stocks or any other type of security. The common stocks the Total Return Fund purchases are generally of large capitalization growth companies (i.e. companies having a market capitalization of $7 billion or more at the time of purchase). The debt securities the Total Return Fund purchases are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities the Total Return Fund purchases usually have maturities of under 10 years. When implementing its asset allocation strategy, the Total Return Fund reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

   EASTCLIFF GROWTH FUND


       The Growth Fund is one of our two "growth" funds. Our "growth" Funds invest in companies that have the potential for above-average future earnings growth. We believe investing in these companies provides an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Growth Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase.


   EASTCLIFF EMERGING GROWTH FUND

       The Emerging Growth Fund is our second "growth" Fund. The Emerging Growth Fund differs from the Growth Fund in that it primarily invests in small capitalization companies and smaller mid-cap companies (i.e. companies having a market capitalization under $3.0 billion at the time of purchase). Like the Growth Fund, the Emerging Growth Fund invests in companies that have the potential for above-average future earnings growth. Most of these companies compete in new and emerging markets and often have exciting new products to offer. The portfolio manager of the Emerging Growth Fund looks for the "rising stars" in all industries. The Emerging Growth Fund also does not automatically sell proven performers if their market capitalization subsequently exceeds $3.0 billion, but generally will not add to its holdings of these companies.

   EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

       The Regional Small Capitalization Value Fund is one of our two "value" Funds. Our "value" Funds invest in companies which our portfolio managers believe to be undervalued. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by these Funds are undervalued. The Regional Small Capitalization Value Fund generally will invest at least 65% of its total assets in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase) headquartered in the states of Minnesota, North Dakota, South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado, Illinois, Indiana and Ohio. Our portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

   EASTCLIFF CONTRARIAN VALUE FUND

       The Contrarian Value Fund is our second "value" Fund. The Contrarian Value Fund differs from the Regional Small Capitalization Value Fund in that it predominantly invests in larger small capitalization companies and mid-cap companies. These are companies having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase. Also, the Contrarian Value Fund's investments are not concentrated in a geographical region of the United States. The portfolio manager of the Contrarian Value Fund looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE EASTCLIFF FUNDS?

       Investors in the Eastcliff Funds may lose money. There are risks associated with investments in the types of securities in which the Eastcliff Funds invest. These risks include:

     TOTAL                                          EMERGING                   REGIONAL SMALL              CONTRARIAN
  RETURN FUND               GROWTH FUND            GROWTH FUND           CAPITALIZATION VALUE FUND         VALUE FUND
  -----------               -----------           ------------           -------------------------         ----------
o Market Risk              o  Market Risk         o Market Risk            o Market Risk                 o Market Risk
o Growth                   o  Growth              o Smaller                o Smaller                     o Value
  Investing Risk              Investing Risk        Capitalization           Capitalization                Investing Risk
o Interest                                          Companies Risk           Companies Risk
  Rate Risk                                       o Growth                 o Value
o Credit Risk                                       Investing Risk           Investing Risk
o Prepayment Risk                                                          o Regional
o Asset Allocation Risk                                                      Concentration Risk

   o MARKET RISK: The prices of the securities in which the Eastcliff Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: The Regional Small Capitalization Value Fund and the Emerging Growth Fund invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   o GROWTH INVESTING RISK: Each of the Total Return Fund, the Growth Fund and the Emerging Growth Fund primarily invest in "growth" stocks. Our portfolio managers may be wrong in their assessments of a company's potential for growth and the stocks these Funds hold may not grow as our portfolio managers anticipate. From time to time "growth" investing falls out of favor with investors. During these periods, these Funds' relative performance may suffer.

   o VALUE INVESTING RISK: Each of the Regional Small Capitalization Value Fund and the Contrarian Value Fund primarily invest in "value" stocks. Our portfolio managers may be wrong in their assessment of a company's value and the stocks these Funds hold may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During those periods, these Funds' relative performance may suffer.

   o   REGIONAL CONCENTRATION RISK:   The Regional Small Capitalization Value
       Fund's policy of concentrating its common stock investments in a geographic region means that it may be subject to adverse economic, political or other developments in that region.

   o INTEREST RATE RISK: At times, the Total Return Fund may invest primarily in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   o CREDIT RISK: At times, the Total Return Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Total Return Fund may not be able to make interest or principal payments. Even if these issues are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   o PREPAYMENT RISK: At times, the Total Return Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Total Return Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.

   o ASSET ALLOCATION RISK: As a flexible fund, the Total Return Fund allocates its investments among various asset classes. The Total Return Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Total Return Fund invests. For example, the Total Return Fund's relative investment performance would suffer if only a small portion of the Total Return Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.


       Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.


4. HOW HAVE THE EASTCLIFF FUNDS PERFORMED?


       The bar charts and tables that follow provide some indication of the risks of investing in the Eastcliff Funds by showing changes in the performance from year to year of the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund and how their average annual returns over various periods compare to the performance of various broad-based securities indexes. (The Emerging Growth Fund did not commence operations until September 30, 1999 and therefore does
   not have a complete calendar year of performance to report.)   The Emerging
   Growth Fund's 2000 year-to-date total return is 12.15% (January 1, 2000 through the quarter ended September 30, 2000). Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                          EASTCLIFF TOTAL RETURN FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                    23.19%
                         1996                    20.48%
                         1997                    30.04%
                         1998                    38.69%
                         1999                    25.12%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -7.10% (quarter ended September 30, 1998).

       The Fund's 2000 year to date total return is -5.21% (January 1, 2000 through the quarter ended September 30, 2000).

       The bar chart does not disclose performance information for the 1990-1994 calendar years because the investment adviser to the Total Return Fund was Fiduciary Management, Inc.



     AVERAGE ANNUAL TOTAL RETURNS                                     PAST
     (FOR THE PERIODS ENDING DECEMBER 31, 1999)      PAST YEAR       5 YEARS
     ------------------------------------------      ---------       -------
     Eastcliff Total Return Fund*<F1>                 25.12%         27.35%
     S&P 500**<F2>                                    21.04%         28.55%
     Lehman Brothers Intermediate
       Corporate Bond Index ***<F3>                   -2.23%          7.28%



  *<F1> The table does not disclose performance information from January 1, 1990 through December 31, 1994 because the investment adviser to the Total Return Fund was Fiduciary Management, Inc.

 **<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
***<F3> The Lehman Brothers Intermediate Corporate Bond Index includes all intermediate publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes bonds with maturities of one to ten years and outstanding par values of at least $100 million.

                             EASTCLIFF GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1996                    16.85%
                         1997                    22.40%
                         1998                    29.23%
                         1999                    19.07%



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 29.76% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.98% (quarter ended September 30, 1998).

       The Fund's 2000 year to date total return is 7.35% (January 1, 2000 through the quarter ended September 30, 2000).



                                                           SINCE THE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                 OF THE FUND
  (FOR THE PERIODS ENDING DECEMBER 31, 1999)    PAST YEAR    (JULY 1, 1995)
  ------------------------------------------    ---------    --------------
  Eastcliff Growth Fund                          19.07%          21.36%
  S&P 500                                        21.04%          26.99%


               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1997                    21.08%
                         1998                    (3.86%)
                         1999                     0.05%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).

       The Fund's 2000 year to date total return is -1.81% (January 1, 2000 through the quarter ended September 30, 2000).



                                                           SINCE THE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                 OF THE FUND
  (FOR THE PERIODS ENDING DECEMBER 31, 1999)  PAST YEAR   (SEPTEMBER 16, 1996)
  ------------------------------------------  ---------   --------------------
  Eastcliff Regional Small
    Capitalization Value Fund                    0.05%            7.54%
  Russell 2000 Index*<F4>                       21.26%           14.04%

 *<F4> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.


                        EASTCLIFF CONTRARIAN VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                         1998                   (9.07%)
                         1999                   (0.68%)



Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 16.48% (quarter ended June 30, 1999) and the lowest total return for a quarter was -17.29% (quarter ended September 30, 1998).

       The Fund's 2000 year to date total return is 11.86% (January 1, 2000 through the quarter ended September 30, 2000).



                                                           SINCE THE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                 OF THE FUND
  (FOR THE PERIODS ENDING DECEMBER 31, 1999)   PAST YEAR   (DECEMBER 30, 1997)
  ------------------------------------------   ---------   -------------------
  Eastcliff Contrarian Value Fund               -0.68%            -4.82%
  Russell Midcap Index*<F5>                     18.23%            14.22%

 *<F5> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks.


FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Eastcliff Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                       EASTCLIFF
                                    EASTCLIFF                               EASTCLIFF           REGIONAL
                                      TOTAL             EASTCLIFF           EMERGING              SMALL             EASTCLIFF
                                     RETURN              GROWTH              GROWTH          CAPITALIZATION        CONTRARIAN
                                      FUND                FUND                FUND             VALUE FUND          VALUE FUND
                                     -------             -------             -------         --------------        -----------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  Percentage of offering price)      No Sales            No Sales            No Sales            No Sales            No Sales
                                     Charge              Charge              Charge              Charge              Charge
Maximum Deferred Sales
  Charge (Load)                      No Deferred         No Deferred         No Deferred         No Deferred         No Deferred
                                     Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends And Distributions        No Sales            No Sales            No Sales            No Sales            No Sales
                                     Charge              Charge              Charge              Charge              Charge
Redemption Fee                       None(1)<F6>         None(1)<F6>         None(1)<F6>         None(1)<F6>         None(1)<F6>
Exchange Fee                         None                None                None                None                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Management Fees                      1.00%               1.00%               1.00%               1.00%               1.00%
Distribution and/or
  Service (12b-1) Fees               0.00%               0.00%               0.00%               0.00%               0.00%
Other Expenses                       0.40%               0.54%               0.70%               0.33%               0.77%
Total Annual Fund
  Operating Expenses                 1.40%(2)<F7>        1.54%(2)<F7>        1.70%(2)<F7>        1.33%(2)<F7>        1.77%(2)<F7>


(1)<F6> Our transfer agent charges a fee of $12.00 for each wire redemption.

(2)<F7> Each of the Funds had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. Our investment adviser reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed the amounts set forth below.
          EASTCLIFF TOTAL RETURN FUND                                 1.30%
          EASTCLIFF GROWTH FUND                                       1.30%
          EASTCLIFF EMERGING GROWTH FUND                              1.30%
          EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND          1.30%
          EASTCLIFF CONTRARIAN VALUE FUND                             1.30%
        Our investment adviser may discontinue these reimbursements at any time, but will not do so prior to June 30, 2001.


EXAMPLE

  This Example is intended to help you compare the cost of investing in the Eastcliff Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
  Eastcliff Total Return Fund              $143      $443      $766     $1,680
  Eastcliff Growth Fund                    $157      $486      $839     $1,835
  Eastcliff Emerging Growth Fund           $173      $536      $923     $2,009
  Eastcliff Regional Small
    Capitalization Value Fund              $135      $421      $729     $1,601
  Eastcliff Contrarian Value Fund          $180      $557      $959     $2,084


INVESTMENT OBJECTIVES AND STRATEGIES

GENERAL

  Eastcliff Total Return Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks. Eastcliff Growth Fund seeks long-term growth of capital. Eastcliff Emerging Growth Fund seeks long-term growth of capital. Eastcliff Regional Small Capitalization Value Fund seeks long-term growth of capital. Eastcliff Contrarian Value Fund seeks long-term growth of capital. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Eastcliff Funds might not appreciate and investors could lose money.

  The Eastcliff Funds invest mainly in common stocks of United States companies. However, the Total Return Fund, consistent with its investment objective, may also invest mainly in debt securities (such as bonds, notes, debentures, bills, or money market instruments), or in both common stocks or debt securities. Each of the Eastcliff Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Eastcliff Funds will not be able to achieve their investment objectives of capital appreciation or growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which the Total Return Fund may invest. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Each of the Eastcliff Funds is diversified. All of our portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually each of the Eastcliff Funds will hold stocks of less than 70 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

  Our portfolio managers are patient investors. The Eastcliff Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.

EASTCLIFF TOTAL RETURN FUND

  The portfolio manager for the Total Return Fund utilizes a "top down" investment approach when it determines the portion of the Total Return Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio manager reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

  After the portfolio manager has determined the appropriate allocations among asset classes, it selects individual investments. When purchasing common stocks for the Total Return Fund, the portfolio manager takes a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Total Return Fund, the portfolio manager takes a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.

  The portfolio manager employs a sell discipline pursuant to which it will:

   o   Sell or reduce a position as part of its asset allocation process

   o   Sell an entire position when fundamentals are deteriorating

   o Reduce or sell an entire position when it finds a better investment to replace it

EASTCLIFF GROWTH FUND

  When purchasing stocks for the Growth Fund, the portfolio manager looks for companies having some or all of the following attributes:

   o   Consistent and sustainable future growth of revenue and earnings

   o   Low financial leverage with strong cash flow

   o   High return on equity/low debt-to-total capital

   o   Management focused on shareholder value

   o   Dominant market leader

  The portfolio manager takes a "bottom-up" investment approach when selecting investments for the Growth Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The portfolio manager also employs a sell discipline pursuant to which it will:

   o   Trim back a position which exceeds 5% of the Growth Fund

   o   Sell an entire position when fundamentals are deteriorating

   o Reduce or sell an entire position when it finds a better investment to replace it

   o   Trim back a position after a strong relative price increaseEASTCLIFF

EMERGING GROWTH FUND

  When purchasing stocks for the Emerging Growth Fund, the portfolio manager identifies companies early in their public company existence. Most of these companies compete in new and emerging markets and often have exciting new products to offer. When selecting investments for the Emerging Growth Fund, the portfolio manager emphasizes a "bottom-up" approach to look for companies with long-term growth potential whose earnings the portfolio manager expects to grow at least 15% per year. The portfolio manager also emphasizes a sell discipline pursuant to which it will:

   o   Trim back a position which exceeds 5% of the Emerging Growth Fund

   o Reduce or sell an entire position when it finds a better investment to replace it

   o Sell all or substantially all of a position when fundamentals deteriorate or where there is a change in one or more factors which led to the original investment decision

EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

  When purchasing stocks for the Regional Small Capitalization Value Fund, the portfolio manager utilizes a bottom-up investment approach. The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include:

   o Companies undergoing fundamental change through new management teams or different strategies

   o   "Early stage" companies with solutions to large problems

  The portfolio manager also employs a sell discipline pursuant to which it will:


  o Sell a position when the price of the stock exceeds the company's per share intrinsic value


  o Sell a position when it has diminished confidence that management will execute its stated strategy

EASTCLIFF CONTRARIAN VALUE FUND

  When purchasing stocks for the Contrarian Value Fund, the portfolio manager utilizes a bottom-up investment approach. The portfolio manager looks for companies that both are selling at a substantial discount to their private market value and have restructuring and turnaround potential. The portfolio manager looks for companies where there is the potential for:

  o   Doubling of earnings over a three-year period

  o   Significant price appreciation over a three-year period

  The portfolio manager employs a sell discipline similar to the sell discipline of the portfolio manager for the Regional Small Capitalization Value Fund pursuant to which it will:

  o Sell a position when the price of the stock reaches the portfolio manager's target price

  o Sell a position when it has diminished confidence that management can execute the turnaround strategy

  o  Sell a position when key management departs

MANAGEMENT OF THE FUNDS

RESOURCE CAPITAL ADVISERS, INC. IS THE INVESTMENT ADVISER TO THE FUNDS.

  Resource Capital Advisers, Inc. (the "Adviser") is the investment adviser to each of the Eastcliff Funds. The Adviser's address is:


        1400 Peavey Building
        730 Second Avenue South
        Minneapolis, MN  55402


  As the investment adviser to the Funds, the Adviser:

  o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds

  o Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results


  During the last fiscal year, each of the Total Return Fund, the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund paid the Adviser an annual investment advisory fee equal to 1.00% of its average net assets. (The investment advisory fee paid by the Total Return Fund is reduced to 0.75% with respect to average net assets in excess of $30 million.)


  The Adviser was organized in 1984 and is the investment adviser to individuals and institutional clients. It is a wholly-owned subsidiary of Resource Trust Company, a Minnesota state bank. Resource Trust Company is a wholly-owned subsidiary of Resource Companies, Inc.

EACH OF THE FUNDS HAVE DIFFERENT PORTFOLIO MANAGERS

  The investment portfolio of each of the Eastcliff Funds is managed by a different sub-adviser. We refer to the sub-advisers as "portfolio managers." Each portfolio manager has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates portfolio managers, subject to approval of the Board of Directors of the Eastcliff Funds.

  The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Fund may request an order of the Securities and Exchange Commission exempting the Funds from the requirement for shareholder approval of new portfolio managers. The Securities and Exchange Commission might not grant the request. However, if an order is granted, the Funds will notify shareholders of any change in portfolio managers.

  The Adviser pays the fees of each portfolio manager. These fees are based on a percentage of Fund assets under management; there are no performance or incentive fees. The portfolio managers for all of the Funds, except the Total Return Fund, receive a fee equal to 0.60% of the average net assets of the Fund for which it serves as portfolio manager. The portfolio manager for the Total Return Fund receives a fee equal to 0.40% of the first $30 million of that Fund's average net assets and 0.30% of that Fund's average net assets in excess of $30 million.

  In selecting portfolio managers, the Adviser evaluates quantitatively and qualitatively the portfolio manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. The Adviser does not consider short-term investment performance, by itself, to be a controlling factor in selecting or terminating a portfolio manager.

EASTCLIFF TOTAL RETURN FUND

  Palm Beach Investment Advisers, LLC is the portfolio manager to the Total Return Fund. Its address is:

        249 Royal Palm Way
        Suite 400
        Palm Beach, FL  33480


  Palm Beach Investment Advisers, LLC and its predecessors have managed equity and fixed income portfolios for individual and institutional clients since 1990 and, as of June 30, 2000, managed approximately $300 million in assets. Palm Beach Investment Advisers, LLC is controlled by the Adviser. Patrice J. Neverett, Executive Vice President and Chief Investment Officer of Palm Beach Investment Advisers, LLC is primarily responsible for the day-to-day management of the Total Return Fund's portfolio. Ms. Neverett has been employed by Palm Beach Investment Advisers, LLC and its predecessors in various capacities since 1990.


EASTCLIFF GROWTH FUND

  Winslow Capital Management, Inc. is the portfolio manager to the Growth Fund. Its address is:

        4720 IDS Tower
        80 South Eighth Street
        Minneapolis, MN  55402


  Winslow Capital Management, Inc. has been an investment adviser since 1992, and as of June 30, 2000 managed approximately $800 million in assets. Clark J. Winslow, the President and Chief Executive Officer of Winslow Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as President, Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Prior to that time, he was senior vice president and portfolio manager at Alliance Capital Management from 1987 to 1992, and portfolio manager at John W. Bristol & Co. from 1980 to 1987.


EASTCLIFF EMERGING GROWTH FUND

  KB Growth Advisors, LLC is the portfolio manager to the Emerging Growth Fund. It's address is:

        601 Carlson Parkway
        Suite 950
        Minnetonka, MN  55305


  KB Growth Advisors, LLC has been an investment adviser since 1998, and as of June 30, 2000 managed approximately $120 million in assets. Gail M. Knappenberger, Chairman and Chief Executive Officer of KB Growth Advisors, LLC, is primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors, LLC since its inception in 1998. Prior to that time, he was Executive Vice President and a portfolio manager of Winslow Capital Management, Inc. from 1993 to 1998, and President and a portfolio manager of Jundt Associates, Inc. from 1984 to 1993.


EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

  Woodland Partners, LLC is the portfolio manager to the Regional Small Capitalization Value Fund. Its address is:

     60 South Sixth Street
     Suite 3750
     Minneapolis, MN  55402


  Woodland Partners, LLC has been an investment adviser since 1996, and as of June 30, 2000, managed approximately $350 million in assets. Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff are primarily responsible for the day-to-day management of the Regional Small Capitalization Value Fund's portfolio. Mr. Jensen, Ms. Lilly and Mr. Rinkoff each have been portfolio managers and one-third owners of Woodland Partners, LLC since 1996. Prior to that time, they were employed by First Asset Management, a division of First Bank National Association (now U.S. Bank National Association), Mr. Jensen since 1967, Ms. Lilly since 1992 and Mr. Rinkoff since 1977.


EASTCLIFF CONTRARIAN VALUE FUND

  Sasco Capital, Inc. is the portfolio manager to the Contrarian Value Fund. Its address is:

        10 Sasco Hill Road
        Fairfield, CT  06430


  Sasco Capital, Inc. has been an investment adviser since 1985, and as of June 30, 2000 managed approximately $1.4 billion in assets. Bruce Bottomly, Lee Garcia and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986.


THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   A.  NEW ACCOUNTS
       o   All accounts                               $1,000

   B.  EXISTING ACCOUNTS
       o   Dividend
             reinvestment                         No Minimum
       o   Automatic
             Investment Plan                          $   50

       o   All other accounts                        $   100

3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-595-5519 or 1-414-765-4124.


4. Make your check payable to the full name of the Eastcliff Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


5. Send the application and check to:

   BY FIRST CLASS MAIL
       Eastcliff Funds
       c/o Firstar Mutual
       Fund Services, LLC
       P.O.  Box 701
       Milwaukee, WI 53201-0701

   BY OVERNIGHT DELIVERY SERVICE OR
   EXPRESS MAIL
       Eastcliff Funds
       c/o Firstar Mutual Fund Services, LLC
       3rd Floor
       615 East Michigan Street
       Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

   If you wish to open an account by wire, please call 1-800-595-5519 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


      Firstar Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI 53202
      ABA #042000013


      CREDIT:
      Firstar Mutual Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      (name of Fund to be purchased)
      (shareholder registration)
      (shareholder account number,
      if known)


  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Eastcliff Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's receipt of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


  The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Funds are not available to residents in certain states and have not been registered for sale outside of the United States.


  The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  Education IRA
  o  SEP-IRA
  o  Simple IRA
  o  401(k) Plan
  o  403 (b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-595-5519. The Eastcliff Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund(s)

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-595-5519 or 1-414-765-4124 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction to:

       BY FIRST CLASS MAIL
           Eastcliff Funds
           c/o Firstar Mutual
           Fund Services, LLC
           Shareholder Services Center
           P. O. Box 701
           Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL
           Eastcliff Funds
           c/o Firstar Mutual Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI  53202-5207

   PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed.
       Shares held in retirement plans and shares represented by certificates cannot be redeemed by telephone.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call Firstar Mutual Fund Services, LLC at 1-800-595-5519 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

   o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

   o For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price.
       However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.
   .
EXCHANGING SHARES

  Shares of any of the Eastcliff Funds may be exchanged for shares of any other Eastcliff Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

   1.  Read this Prospectus carefully.

   2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

   3. Write to Eastcliff Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each of the Eastcliff Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

  You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-595-5519.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Eastcliff Growth Fund, the Eastcliff Emerging Growth Fund, the Eastcliff Regional Small Capitalization Value Fund and the Eastcliff Contrarian Value Fund expect that their distributions generally will consist primarily of long-term capital gains. The Eastcliff Total Return Fund expects that its distributions will consist of both ordinary income and long-term capital gains.

FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations for the Eastcliff Total Return Fund and for the period of its operations for each of the Eastcliff Growth Fund, Eastcliff Emerging Growth Fund, Eastcliff Regional Small Capitalization Value Fund and Eastcliff Contrarian Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                    EASTCLIFF TOTAL RETURN FUND

                                                                            FOR THE YEARS ENDED JUNE 30,
                                                        -------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                         ------         ------         ------         ------         ------
                                                                         <C.
Net asset value, beginning of year                       $23.36         $21.50         $16.86         $14.62         $11.96
Income from investment operations:
Net investment (loss) income                              (0.13)          0.10           0.23           0.23           0.09
Net realized and unrealized gains on investments           4.11           4.28           5.19           3.47           2.90
                                                         ------         ------         ------         ------         ------
Total from investment operations                           3.98           4.38           5.42           3.70           2.99
Less distributions:
Dividends from net investment income                      (0.02)         (0.17)         (0.25)         (0.12)         (0.17)
Distributions from net realized gains                     (3.73)         (2.35)         (0.53)         (1.34)         (0.16)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (3.75)         (2.52)         (0.78)         (1.46)         (0.33)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $23.59         $23.36         $21.50         $16.86         $14.62
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                   20.8%          21.7%          33.3%          28.1%          25.4%

Supplemental data and ratios:
Net assets, end of year (000s)                          $24,186        $25,002        $25,454        $21,626        $17,799
Ratio of expenses (after reimbursement)
  to average net assets(1)<F8>                             1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment (loss) income
  to average net assets(2)<F9>                            (0.6%)          0.4%           1.2%           1.5%           0.7%
Portfolio turnover rate                                   46.7%          32.9%          38.4%          58.3%          95.1%

(1)<F8> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.4%, 1.4%, 1.4%, 1.5% and 1.6% for the years ended June 30, 2000, 1999, 1998, 1997 and 1996, respectively.
(2)<F9> The ratios of net investment (loss) income to average net assets prior to the Adviser's expense limitation undertaking for the years ended June 30, 2000, 1999, 1998, 1997 and 1996 would have been (0.7%), 0.3%,
          1.1%, 1.3% and 0.4%, respectively.



                                                       EASTCLIFF GROWTH FUND

                                                                            FOR THE YEARS ENDED JUNE 30,
                                                        -------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                         ------         ------         ------         ------         ------
                                                                         <C.
Net asset value, beginning of year                       $15.60         $17.85         $13.92         $12.56         $10.00
Income from investment operations:
Net investment loss(1)<F10>                               (0.08)         (0.18)         (0.15)         (0.14)         (0.08)
Net realized and unrealized gains on investments           2.52           1.15           4.71           1.50           2.64
                                                         ------         ------         ------         ------         ------
Total from investment operations                           2.44           0.97           4.56           1.36           2.56
Less distributions:
Dividend from net investment income                          --             --             --             --             --
Distributions from net realized gains                     (6.42)         (3.22)         (0.63)            --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (6.42)         (3.22)         (0.63)            --             --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $11.62         $15.60         $17.85         $13.92         $12.56
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                   22.5%           8.0%          33.9%          10.8%          25.6%

Supplemental data and ratios:
Net assets, end of year (000s)                          $12,151        $43,374        $56,594        $46,389        $46,193
Ratio of expenses (after reimbursement)
  to average net assets(2)<F11>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment loss
  to average net assets(3)<F12>                           (0.7%)         (0.7%)         (0.9%)         (1.0%)         (0.8%)
Portfolio turnover rate                                  123.9%          86.3%          93.3%          54.3%          40.3%

(1)<F10> In 2000, net investment loss per share was calculated using average shares outstanding. In prior years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F11> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.5%, 1.3% and 1.4% for the years ended June 30, 2000, 1997 and 1996, respectively.
(3)<F12> The ratios of net investment loss to average net assets prior to the Adviser's expense limitation undertaking for the years ended June 30, 2000, 1997 and 1996 would have been (0.9%), (1.0%) and (0.9%), respectively.



                         EASTCLIFF EMERGING GROWTH FUND

                                                            9/30/99(1)<F13>
                                                              TO 6/30/00
                                                              -----------
Net asset value, beginning of period                            $10.00
Income from investment operations:
Net investment loss                                              (0.06)
Net realized and unrealized gains on investments                  2.97
                                                                ------
Total from investment operations                                  2.91
Less distributions:
Dividend from net investment income                                 --
Distribution from net realized gains                             (0.14)
                                                                ------
Total from distributions                                         (0.14)
                                                                ------
Net asset value, end of period                                  $12.77
                                                                ------
                                                                ------

Total investment return                                          29.2%(2)<F14>

Supplemental data and ratios:
Net assets, end of period (000s)                               $11,491
Ratio of expenses (after reimbursement)
  to average net assets(4)<F16>                                   1.3%(3)<F15>
Ratio of net investment loss to average net assets(5)<F17>       (0.8%)(3)<F15>
Portfolio turnover rate                                          91.5%

(1)<F13>  Commencement of Operations.
(2)<F14>  Not annualized.
(3)<F15>  Annualized.
(4)<F16> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.7%(3) for the period September 30, 1999 to June 30, 2000.
(5)<F17> The ratio of net investment income to average net assets prior to the Adviser's expense limitation undertaking for the period September 30, 1999 to June 30, 2000 would have been (1.2%)(3), respectively.



                                         EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND

                                                             FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------    9/16/96(1)<F18>
                                                          2000           1999           1998        TO 6/30/97
                                                         ------         ------         ------     -------------
Net asset value, beginning of period                     $13.28         $13.56         $12.23         $10.00
Income from investment operations:
Net investment income (loss)                               0.01          (0.03)         (0.01)          0.02
Net realized and unrealized (losses)
  gains on investments                                    (1.58)         (0.14)          1.43           2.23
                                                         ------         ------         ------         ------
Total from investment operations                          (1.57)         (0.17)          1.42           2.25
Less distributions:
Dividends from net investment income                         --             --          (0.00)         (0.02)
Distributions from net realized gains                     (0.09)         (0.11)         (0.09)            --
                                                         ------         ------         ------         ------
Total from distributions                                  (0.09)         (0.11)         (0.09)         (0.02)
                                                         ------         ------         ------         ------
Net asset value, end of period                           $11.62         $13.28         $13.56         $12.23
                                                         ------         ------         ------         ------
                                                         ------         ------         ------         ------

Total investment return                                  (11.8%)         (1.2%)         11.7%          22.5%(2)<F19>

Supplemental data and ratios:
Net assets, end of period (000s)                        $36,731        $53,810        $62,139        $29,231
Ratio of expenses (after reimbursement)
  to average net assets(4)<F21>                            1.3%           1.3%           1.3%           1.3%(3)<F20>
Ratio of net investment income (loss)
  to average net assets(5)<F22>                            0.1%          (0.2%)         (0.1%)          0.3%(3)<F20>
Portfolio turnover rate                                   57.3%          29.2%          35.5%          29.4%

(1)<F18>  Commencement of Operations
(2)<F19>  Not annualized.
(3)<F20>  Annualized.
(4)<F21> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.3% and 1.6%(3) for the year ending June 30, 2000 and for the period September 16, 1996 to June 30, 1997, respectively.
(5)<F22> The ratios of net investment income to average net assets prior to the Adviser's expense limitation undertaking for the year ending June 30, 2000 and for the period September 16, 1996 to June 30, 1997 would have been 0.1% and (0.0%)(3), respectively.



                                                  EASTCLIFF CONTRARIAN VALUE FUND

                                                                        YEARS ENDED JUNE 30,
                                                                        ---------------------    12/30/97(1)<F23>
                                                                         2000           1999        TO 6/30/98
                                                                        ------         ------     --------------
Net asset value, beginning of period                                    $ 9.47         $10.41         $10.00
Income from investment operations:
Net investment income(4)<F26>                                             0.08           0.09           0.04
Net realized and unrealized (losses) gains on investments                (0.70)         (0.66)          0.37
                                                                        ------         ------         ------
Total from investment operations                                         (0.62)         (0.57)          0.41
Less distributions:
Dividends from net investment income                                     (0.11)         (0.07)            --
Distributions from net realized gains                                       --          (0.30)            --
                                                                        ------         ------         ------
Total from distributions                                                 (0.11)         (0.37)            --
                                                                        ------         ------         ------
Net asset value, end of period                                          $ 8.74         $ 9.47         $10.41
                                                                        ------         ------         ------
                                                                        ------         ------         ------

Total investment return                                                  (6.5%)         (5.3%)          4.1%(2)<F24>

Supplemental data and ratios:
Net assets, end of period (000s)                                        $5,568        $13,829        $19,569
Ratio of expenses (after reimbursement)
  to average net assets(5)<F27>                                           1.3%           1.3%           1.3%(3)<F25>
Ratio of net investment income
  to average net assets(6)<F28>                                           0.9%           0.9%           0.7%(3)<F25>
Portfolio turnover rate                                                  42.5%          45.0%          13.6%

(1)<F23>  Commencement of Operations.
(2)<F24>  Not annualized.
(3)<F25>  Annualized.
(4)<F26> In 2000, net investment income per share was calculated using average shares outstanding. In prior periods, net investment income per share was calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F27> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.8%, 1.5% and 1.5%(3), for the years ended June 30, 2000 and 1999 and for the period December 30, 1997 to June 30, 1998, respectively.
(6)<F28> The ratios of net investment income to average net assets prior to the Adviser's expense limitation undertaking for the years ended
          June 30, 2000 and 1999 and for the period December 30,1997 to June 30, 1998 would have been 0.4%, 0.7% and 0.5%(3), respectively.


  To learn more about the Eastcliff Funds you may want to read the Eastcliff Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Eastcliff Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Eastcliff Funds' investments by reading the Eastcliff Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-595-5519.

  Prospective investors and shareholders who have questions about the Eastcliff Funds may also call the above number or write to the following address:


  EASTCLIFF FUNDS, INC.
  1400 PEAVEY BUILDING
  730 SECOND AVENUE SOUTH
  MINNEAPOLIS, MN  55402



  The general public can review and copy information about the Eastcliff Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Eastcliff Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:


  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549-6009

  Please refer to the Eastcliff Funds' Investment Company Act File No. 811-04722, when seeking information about the Eastcliff Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2000
FOR THE EASTCLIFF FUNDS



Eastcliff Total Return Fund             Eastcliff Regional Small Capitalization
Eastcliff Growth Fund                    Value Fund
Eastcliff Emerging Growth Fund          Eastcliff Contrarian Value Fund


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Eastcliff Funds, Inc. dated October 31, 2000. Requests for copies of the prospectus should be made in writing to Eastcliff Funds, Inc., 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling
(612) 336-1444.

          The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2000 of Eastcliff Funds, Inc. (File No. 811-4722) as filed with the Securities and Exchange Commission on August 23, 2000:

          o Statement of Assets and Liabilities (Eastcliff Total Return Fund only)

          o    Schedule of Investments (Eastcliff Total Return Fund only)

          o Statements of Net Assets (Eastcliff Growth Fund, Eastcliff Emerging Growth Fund, Eastcliff Regional Small Capitalization Value Fund and Eastcliff Contrarian Value Fund only)

          o    Statements of Operations

          o    Statements of Changes in Net Assets

          o    Financial Highlights

          o    Notes to the Financial Statements

          o    Report of Independent Accountants



                              EASTCLIFF FUNDS, INC.
                              1400 Peavey Building
                             730 Second Avenue South
                          Minneapolis, Minnesota 55402

                              EASTCLIFF FUNDS, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................16

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................21

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR......................22

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE..............................26

DISTRIBUTION OF SHARES........................................................31

RETIREMENT PLANS..............................................................32

AUTOMATIC INVESTMENT PLAN.....................................................35

REDEMPTION OF SHARES..........................................................35

SYSTEMATIC WITHDRAWAL PLAN....................................................35

ALLOCATION OF PORTFOLIO BROKERAGE.............................................36

CUSTODIAN.....................................................................38

TAXES.........................................................................38

SHAREHOLDER MEETINGS..........................................................39

CAPITAL STRUCTURE.............................................................41

INDEPENDENT ACCOUNTANTS.......................................................42

DESCRIPTION OF SECURITIES RATINGS.............................................42


No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2000 and, if given or made, such information or representations may not be

     The Statement of Additional Information does not constitute an offer to sell securities. relied upon as having been authorized by Eastcliff Funds, Inc.

                         GENERAL INFORMATION AND HISTORY

          Eastcliff Funds, Inc., a Wisconsin corporation incorporated on May 23, 1986 (the "Corporation"), is an open-end management investment company consisting of five diversified portfolios, Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Growth Fund (the "Growth Fund"), Eastcliff Emerging Growth Fund (the "Emerging Growth Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Capitalization Value Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively, the "Eastcliff Funds" or the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Corporation was called "Fiduciary Total Return Fund, Inc." prior to December 23, 1994.

                             INVESTMENT RESTRICTIONS

          Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of that Fund.

          1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except that (a) the Growth Fund may invest for hedging purposes up to 5% of its net assets in put or call options and each of the Growth Fund and the Emerging Growth Fund may invest for hedging purposes up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts, (b) each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may write or invest in put and call options to the extent permitted by the Act; and (c) the Emerging Growth Fund may sell securities short to the extent permitted by the Act. No Fund's investments in warrants, valued at the lower of cost or market, will exceed 5% of the value of such Fund's net assets.

          2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and none of the Funds will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets.

          3. None of the Funds will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% (15% for the Emerging Growth Fund) of such Fund's net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights.

          4. None of the Funds will make investments for the purpose of exercising control or management of any company.

          5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations.

          6. None of the Funds will concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

          7. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          8. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          9. None of the Funds will act as an underwriter or distributor of securities other than shares of the Corporation and none of the Funds, other than the Emerging Growth Fund and the Contrarian Value Fund, may purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

          10. None of the Funds will purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

          11. None of the Funds will purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

          12. None of the Funds will purchase or sell commodities or commodities contracts, except that the Growth Fund and the Emerging Growth Fund may invest in futures contracts and options on future contracts to the extent set forth in Investment Restriction No. 1 above.

          13. The Total Return Fund will not invest more than 5% of its total assets, and each of the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value

Fund and the Contrarian Value Fund will not invest more than 10% of its total assets, in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          The following investment limitation is not fundamental, and may be changed without shareholder approval.

          1. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of money market mutual funds; or (c) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and
(c) will be made if as a result of such purchase such Fund would hold more than 3% of any class of securities, including voting securities, of any registered investment company or more than 5% of such Fund's assets, taken at current value, would be invested in the securities of any registered investment company or in securities of registered closed-end investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

          The Prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

          Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

          The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

          The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

          Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Total Return Fund) and possible capital gains at those times when its portfolio manager believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its portfolio manager believes it disadvantageous to the Fund to do so.

Convertible Low-Rated Securities

          Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's portfolio manager will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

          Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

          Effect of Interest Rates and Economic Changes. The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of low-rated securities.

          Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

          As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

          Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

          Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

          Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Government Obligations

          Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

          Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities

          Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

          Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

          Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

When-Issued and Delayed-Delivery Transactions

          Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

Preferred Stocks

          Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit qualify of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Hedging Instruments

          Each of the Growth Fund and the Emerging Growth Fund may invest up to 5% of its net assets in put or call options and options on futures contracts and up to 5% of its net assets in futures contracts. Each of the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund, provided not more than 5% of the Fund's net assets will be invested in put and call options and the premiums received by the Fund with respect to unexpired call options written by the Fund will not exceed 5% of the Fund's net assets. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

          Futures Contracts. When the Growth Fund or the Emerging Growth Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Growth Fund or the Emerging Growth Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Growth Fund or the Emerging Growth Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

          Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Growth Fund and the Emerging Growth Fund may purchase options on futures contracts, as well as options on equity securities and stock indices. The Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

          Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

          Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Growth Fund or the Emerging Growth Fund will be required to make margin payments to an FCM as described above for futures contracts.

          To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Growth Fund and the Emerging Growth Fund may only write covered puts and the Regional Small Capitalization Value Fund and the Contrarian Value Fund currently will not write put options. For a put to be covered, the Growth Fund or the Emerging Growth Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          Combined Option Positions. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may invest in options and (with respect to the Growth Fund and the Emerging Growth Fund only) futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instrument match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund may purchase or sell options and (with respect to the Growth Fund and Emerging Growth Fund only) futures contracts with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

          Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options or futures positions could also be impaired.

          Asset Coverage for Futures and Option Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

          Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund or the Contrarian Value Fund, as applicable, would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Foreign Securities

          The Total Return Fund and the Emerging Growth Fund may invest up to 25% and the Growth Fund and the Contrarian Value Fund up to 20% of their respective assets in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. Each Fund will limit such investments to securities of foreign issuers domiciled in Australia and the non-communist nations of Western Europe, North America and Eastern Asia. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Short Sales

          The Emerging Growth Fund may seek to realize additional gains through effecting short sales in securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Emerging Growth Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time it purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Emerging Growth Fund. Until the security is replaced, the Emerging Growth Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Emerging Growth Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Emerging Growth Fund closes its short position or replaces the borrowed security, it will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

Warrants and Rights

          Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Additionally, the Total Return Fund will purchase warrants or rights only if they are sold as a unit with another equity or debt security. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

Illiquid Securities

          Each of the Funds may invest up to 10% (15% for the Emerging Growth
Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). This limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities") which may be purchased by the Emerging Growth

Fund and the Contrarian Value Fund but not the other Funds. However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to Resource Capital Advisers, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) and availability of market quotations; and (iv) other permissible factors.

          Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover

          The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes. During the fiscal year ended June 30, 2000, the annual portfolio turnover rate for the Growth Fund was higher than in the preceding two fiscal years because of increased sales of securities which were necessary to meet redemption requests.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Wisconsin corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

CONLEY BROOKS, JR.*
------------------

1450 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(PRESIDENT AND A DIRECTOR OF THE CORPORATION)

          Mr. Brooks, age 54, has been President of Brooks Associates, Inc., an asset and investment management firm, since 1982. He has been Chairman of the Board of Resource Companies, Inc. since 1992 and was elected CEO in 1998. Resource Companies, Inc. is a bank holding company which owns Resource Trust Company (where Mr. Brooks has also been CEO since 1998), the corporate parent of Resource Capital Advisers, Inc. Mr. Brooks has been President and a director of the Corporation since December, 1994.

ROLF ENGH
---------

1101 S. 3rd St.
Minneapolis, Minnesota  55415
(A DIRECTOR OF THE CORPORATION)

          Mr. Engh, age 47, has been General Counsel and Corporate Secretary of The Valspar Corporation, a paint manufacturing company, since 1993. Mr. Engh has been a director of the Corporation since July, 1998.

JOHN J. FAUTH
-------------

3100 Metropolitan Centre
333 South Seventh Street
Minneapolis, Minnesota 55402
(A DIRECTOR OF THE CORPORATION)

          Mr. Fauth, age 55, has been Chairman and Chief Executive Officer of The Churchill Companies, a private investment company, since April, 1982. Mr. Fauth has been a director of the Corporation since December, 1994.



---------------
     * Messrs. Brooks, Welch and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

A. SKIDMORE THORPE
------------------

1350 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(A DIRECTOR OF THE CORPORATION)

          Mr. Thorpe, age 71, is a private investor; he has been Chairman of Andrus California Timberland Partnerships, a private investment firm, since 1988. Mr. Thorpe has been a director of the Corporation since December, 1994.

E. THOMAS WELCH*
---------------

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT AND A DIRECTOR OF THE CORPORATION)

          Mr. Welch, age 62, has been President and Managing Director of Resource Trust Company since 1984, President of Resource Companies, Inc. since January, 1990 and Chief Operating Officer of Resource Capital Advisers, Inc. since February, 1992. He has served as Vice President and a director of the Corporation since December, 1994.

DONALD S. WILSON*
-----------------

225 East Mason Street
Milwaukee, Wisconsin  53202
(A DIRECTOR OF THE CORPORATION)

          Mr. Wilson, age 57, co-founded Fiduciary Management, Inc., a Milwaukee, Wisconsin, investment advisory firm, in 1980 and has served as a director and in various executive capacities since that time, including as President and Treasurer since 1987. Mr. Wilson has served in various capacities with the Corporation since its inception in 1986. He has been a director of the Corporation since 1987. From 1986 through December, 1994, Mr. Wilson served as Vice President and Assistant Secretary of the Corporation, and from December, 1994 through June, 1997, he served as Secretary and Treasurer of the Corporation. Mr. Wilson also serves as a director of Fiduciary Capital Growth Fund, Inc. and FMI Funds, Inc.


---------------
     * Messrs. Brooks, Welch and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

JOHN A. CLYMER
--------------

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT, SECRETARY AND TREASURER OF THE CORPORATION)

          Mr. Clymer, age 52, has been a Managing Director of Resource Trust Company and President of Resource Capital Advisers, Inc. since 1994. Prior to joining the Resource Companies, he was president of Minnesota Mutual Life Insurance Company, and had held various positions within Minnesota Mutual Life Insurance Company since 1972. Mr. Clymer has served as a Vice President of the Corporation since June, 1996 and as Secretary and Treasurer of the Corporation since June, 1997. Mr. Clymer is a director of Hanover Capital Mortgage Holdings, Inc., a real estate investment trust, and WTC Industries, Inc.

A. RODNEY BOREN
---------------

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT OF THE CORPORATION)

          Mr. Boren, age 54, has been a Managing Director of Resource Trust Company since December, 1995. Prior to joining Resource Trust Company, he was with Norwest Bank since 1974, most recently serving as Executive Vice President, Norwest Institutional Trust Services, from 1990 to 1995. Mr. Boren served as an Investment Officer of the Corporation from February, 1996 to June, 1997 and has served as Vice President of the Corporation since June, 1997.

JOANN GRANDCHAMP
----------------

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT AND ASSISTANT SECRETARY OF THE CORPORATION)

          Ms. Grandchamp, age 47, has been employed at Resource Capital Advisers, Inc. in various capacities since May, 1999. Currently, she is the Compliance Specialist for Resource Capital Advisers, Inc. Prior to joining Resource Capital Advisers, Inc., Ms. Grandchamp was employed as a securities trader for General Mills, Inc. Ms. Grandchamp has been a Vice President and Assistant Secretary of the Corporation since August, 2000.

PATRICE J. NEVERETT
-------------------

249 Royal Palm Way
Suite 400
Palm Beach, Florida  33480
(VICE PRESIDENT OF THE CORPORATION)

          Ms. Neverett, age 47, has been Executive Vice President and Senior Portfolio Manager of Palm Beach Investment Advisers, LLC. since 1990. Ms. Neverett is the Investment Manager of the Eastcliff Total Return Fund.

RHONDA T. OMLIE
---------------

1400 Peavey Building
730 Second Avenue South
Minneapolis, Minnesota  55402
(VICE PRESIDENT OF THE CORPORATION)

          Ms. Omlie, age 42, is a Senior Vice President of Resource Trust Company. She has been employed at Resource Trust Company in various capacities since 1985. Ms. Omlie has been a Vice President of the Corporation since September, 2000.

          The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 2000:

                                          COMPENSATION TABLE
                                                                                                             Total
                                                        Pension or Retirement     Estimated Annual       Compensation
         Name of             Aggregate Compensation      Benefits Accrued As        Benefits Upon      from Corporation
         Person                 from Corporation        Part of Fund Expenses        Retirement        Paid to Directors
         ------                 ----------------        ---------------------        ----------        -----------------
Conley Brooks, Jr.                     $0                         $0                     $0                   $0

John J. Fauth                          $0                         $0                     $0                   $0

A. Skidmore Thorpe                    $500                        $0                     $0                  $500

E. Thomas Welch                        $0                         $0                     $0                   $0

Donald S. Wilson                       $0                         $0                     $0                   $0

Rolf Engh                            $3,000                       $0                     $0                 $3,000


          The Corporation, the Adviser and each of the investment advisory firms that serve as portfolio managers for the Funds have adopted codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          As of September 30, 2000, all officers and directors of the Corporation as a group (11 persons) beneficially owned 887 shares of the Total Return Fund (which constituted 0.08% of its then outstanding shares), 2,464 shares of the Growth Fund (which constituted 0.25% of its then outstanding shares), 2,598 shares of the Regional Small Capitalization Value Fund (which constituted 0.08% of its then outstanding shares), 1,210 shares of the Contrarian Value Fund (which constituted 0.23% of its then outstanding shares) and 163 shares of the Emerging Growth Fund (which constituted 0.02% of its then outstanding shares).

          As of September 30, 2000, the sole beneficial holder of more than 5% of the Total Return Fund's then outstanding shares was Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 881,208 shares, or 82.80% of the total shares of such Fund then outstanding.

          As of September 30, 2000, the beneficial holders of more than 5% of the Growth Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 551,227 shares of such Fund (constituting 55.02% of its then outstanding shares), Rochester Area Foundation, U.S. Bank, N.A. Custodian, P.O. Box 64010, St. Paul, MN 55164, which owned 79,674 shares of such Fund (constituting 7.95% of its then outstanding shares, Peter R. Kitchak, 135 West Point Road, Excelsior, MN 55331, who owned 65,563 shares of such Fund (constituting 6.54% of its then outstanding shares), and Minnesota Masonic Homes, 11501 Masonic Home Drive, Bloomington, MN 55437, which owned 53,109 shares of such Fund (constituting 5.30% of its then outstanding shares).

          As of September 30, 2000, the beneficial holders of more than 5% of the Regional Small Capitalization Value Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, which owned 868,397 shares of such Fund (constituting 28.25% of its then outstanding shares), U.S. Bank, N.A., 180 E. 5th St., P.O. Box 64488, St. Paul, Minnesota 55164-0488, which owned 614,126 shares of such Fund (constituting 19.98% of its then outstanding shares), and Wells Fargo Bank MN, NA, P. O. Box 1533, Minneapolis, MN 55480, which owned 285,495 shares of such Fund (constituting 9.29% of its then outstanding shares).

          As of September 30, 2000, the beneficial holders of more than 5% of the Contrarian Value Fund's then outstanding shares were Resource Trust Company, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, MN 55402, which owned 419,039 shares, (constituting 79.07% of its then outstanding shares), and Hollybrook & Co. and Allbrook & Co., affiliates of Conley Brooks, Jr., which owned 85,583 shares of such Fund (constituting 16.15% of its then outstanding shares).

          As of September 30, 2000, the beneficial holders of more than 5% of the Emerging Growth Fund's then outstanding shares were Gail M. Knappenberger & Sharyn W. Knappenberger, 601 Carlson Parkway, Suite 950, Minnetonka, MN 55305, who owned 504,016 shares of such Fund (constituting 55.66% of its then outstanding shares) and the National Bank of Commerce, FBO Lincoln Community Foundation, P.O. Box 82408, Lincoln, NE 68501, which owned 228,584 shares of such Fund (constituting 25.24% of its then outstanding shares). Resource Trust Company, a Minnesota corporation, is the parent company of Resource Capital Advisers, Inc., the investment adviser to each of the Funds.

          The Corporation and the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund, but not the Emerging Growth Fund, are controlled by Resource Trust Company. Resource Trust Company owns sufficient shares of the Total Return Fund, the Growth Fund and the Contrarian Value Fund to approve or disapprove all matters brought before shareholders of such Funds, including the election of directors of the Corporation and the approval of auditors. Gail and Sharyn Knappenberger control the Emerging Growth Fund and own sufficient shares to approve or disapprove all matters brought solely before the shareholders of the Emerging Growth Fund. The Corporation does not control any person.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

          The investment adviser to each of the Funds is Resource Capital Advisers, Inc. (the "Adviser"), the portfolio manager to the Total Return Fund is Palm Beach Investment Advisers, LLC ("PBIA"), the portfolio manager to the Growth Fund is Winslow Capital Management, Inc. ("WCM"), the portfolio manager of the Emerging Growth Fund is KB Growth Advisors, LLC ("KB"), the portfolio manager to the Regional Small Capitalization Value Fund is Woodland Partners LLC ("WP") and the portfolio manager to the Contrarian Value Fund is Sasco Capital, Inc. ("Sasco"). The Adviser is a wholly-owned subsidiary of Resource Trust Company, a Minnesota state bank. Resource Trust Company is a wholly-owned subsidiary of Resource Companies, Inc., a Minnesota corporation and a one bank holding company. Both Resource Trust Company and Resource Companies, Inc. have been in business as such for more than five years. The Adviser's executive officers include E. Thomas Welch, Chief Operating Officer, John A. Clymer, President, Compliance Officer and Chief Investment Officer, and Dan W. Melcher, Chief Financial Officer. The directors of the Adviser are E. Thomas Welch, Conley Brooks, Jr. and Lyman E. Wakefield, Jr. PBIA is controlled by the Adviser. WCM is controlled by Clark J. Winslow, its President, Chief Executive Officer, and principal shareholder. KB is controlled by Gail Knappenberger, its Chairman and principal owner. WP is owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff. Sasco is owned by Hoda Bibi, Bruce Bottomley, Lee Garcia and Daniel Leary.

          Pursuant to separate investment advisory agreements entered into between the Funds and the Adviser (the "Management Agreements"), the Adviser provides consulting, investment and administrative services to each of the Funds. The specific investments for each Fund will be made by one or more portfolio managers selected for such Fund by the Adviser.

The Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the Funds, selects portfolio managers, allocates assets among the portfolio managers and monitors and evaluates the portfolio managers' performance. The Adviser and each of the Funds enter into separate sub-advisory agreements with such Fund's portfolio managers. The Adviser also provides each of the Funds with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian. During the fiscal years ended June 30, 2000, 1999 and 1998 the Total Return Fund paid the Adviser advisory fees of $246,156, $251,628 and $236,368, respectively. During the fiscal years ended June 30, 2000, 1999 and 1998, the Growth Fund paid the Adviser advisory fees of $180,988, $417,074 and $512,180, respectively. During the fiscal years ended June 30, 2000, 1999 and 1998 the Regional Small Capitalization Value Fund paid the Adviser advisory fees of $454,869, $499,521 and $544,391, respectively. The Contrarian Value Fund did not begin operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Adviser advisory fees of $88,879, $158,237 and $90,399, respectively. The Emerging Growth Fund did not begin operations until September 30, 1999. During the period from September 30, 1999 to June 30, 2000 the Emerging Growth Fund paid the Adviser advisory fees of $64,153.

          The Funds pay all of their own expenses not assumed by the Adviser or their administrator including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

          The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses exceed that percentage of the daily net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Notwithstanding the most restrictive applicable expense limitation of state securities commissions set forth above or the terms of the Management Agreements, the Adviser has voluntarily agreed to reimburse each of the Funds for expenses in excess of 1.3% of such Fund's average daily net assets during the fiscal year ending June 30, 2001, and did so for the fiscal years ended June 30, 2000, 1999 and 1998 for each of the Funds operating at such times. Each of WCM, KB and Sasco has agreed to reimburse the

Adviser in an amount equal to 60% of the reimbursement made by the Adviser with respect to the Growth Fund, Emerging Growth Fund and Contrarian Value Fund, respectively. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Total Return Fund $25,106, $25,397 and $27,489, respectively, for excess expenses. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Growth Fund $44,949, $0 and $0, respectively, for excess expenses. During the fiscal years ended June 30, 2000, 1999 and 1998, the Adviser reimbursed the Regional Small Capitalization Value Fund $36,888, $0 and $0, respectively, for excess expenses. The Contrarian Value Fund did not begin operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Adviser reimbursed the Contrarian Value Fund $41,277, $37,434 and $17,544, respectively, for excess expenses. The Emerging Growth Fund did not begin operations until September 30, 1999. During the period from September 30, 1999 to June 30, 2000 the Adviser reimbursed the Emerging Growth Fund $25,631 for excess expenses.

          As of the date hereof, PBIA is the sole portfolio manager of the Total Return Fund, WCM is the sole portfolio manager of the Growth Fund, KB is the sole portfolio manager for the Emerging Growth Fund, WP is the sole portfolio manager of the Regional Small Capitalization Value Fund and Sasco is the sole portfolio manager of the Contrarian Value Fund. Each of PBIA, WCM, KB, WP and Sasco has entered into a separate sub-advisory contract with the applicable Fund and the Adviser (the Sub-Advisory Agreements"). Pursuant to their respective Sub-Advisory Agreements, each of the portfolio managers makes specific portfolio investments in accordance with such Fund's investment objective and the portfolio manager's investment approach and strategies.

          Portfolio managers of the Funds, including PBIA, WCM, KB, WP and Sasco, are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the applicable Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for portfolio managers include:
(i) their historical performance records; (ii) consistent performance in the context of the markets and preservation of capital in declining markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

          The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

          The administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. The Administrator is controlled by Mr. Wilson and Ted D. Kellner. Pursuant to separate administration agreements entered into between each of the Funds and the Administrator (the "Administration Agreements"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The Administrator at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each of the Funds a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The Administrator separately charges the Funds for blue sky filings. During the fiscal years ended June 30, 2000, 1999 and 1998, the Total Return Fund paid the Administrator $48,889, $49,530 and $47,236, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2000, 1999 and 1998, the Growth Fund paid the Administrator $34,162, $70,745 and $76,677, respectively, pursuant to such Fund's Administration Agreement. During the fiscal years ended June 30, 2000, 1999 and 1998, the Regional Small Capitalization Value Fund paid the Administrator $68,994, $72,409 and $77,094, respectively pursuant to such Fund's Administration Agreement. The Contrarian Value Fund did not commence operations until December 30, 1997. During the fiscal years ended June 30, 2000 and 1999 and during the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid the Administrator $17,776, $31,647 and $18,080, respectively, pursuant to such Fund's Administration Agreement. The Emerging Growth Fund did not commence operations until September 30, 1999. During the period from September 30, 1999 through June 30, 2000 the Emerging Growth Fund paid the Administrator $12,831 pursuant to such Fund's Administration Agreement.

          The respective Management Agreements and Sub-Advisory Agreements of each of the Funds will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation, or, in the case of the Management Agreements, by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the applicable Fund or interested persons of the Adviser or applicable Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. Each of the Management Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the applicable Fund's shareholders, on sixty days written notice to the Adviser and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned. Each of the Sub-Advisory Agreements provides that it may be terminated by any party upon giving 30 days written notice to the other parties and that it shall be automatically terminated if it is assigned. Each of the Administration Agreements provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation on ninety days written notice to the Administrator and by the Administrator on the same notice to the applicable Fund.

          The Management Agreements, the Sub-Advisory Agreements and the Administration Agreements provide that the Adviser, PBIA, WCM, KB, WP and Sasco and the Administrator, as the case may be, shall not be liable to either of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreements, the Sub-Advisory Agreements and the Administration Agreements also provide that the Adviser, PBIA, WCM, KB, WP and Sasco, and the Administrator, and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          The net asset value of each Fund will be determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange may also be closed on national days of mourning.

          The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (i.e. its assets less its liabilities) by the total number of its shares outstanding at that time. Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sales on that date, the most recent bid price. Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Corporation's Board of Directors.

          Each of the Funds may provide from time to time, in advertisements, reports to shareholders and other communications with shareholders, its average annual compounded rate of return. A Fund's average annual compounded rate of return refers to the rate of return which, if applied to an initial investment in such Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in such Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. Each Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

          Any total rate of return quotation for a particular Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

            P    =   a hypothetical initial payment of $1,000

            T    =   average annual total return

            n    =   number of years

          ERV    =   ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the stated periods at the end of the stated periods.

          Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

          The Total Return Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended June 30, 2000 and for the period from the Fund's commencement of operations (December 30, 1986) through June 30, 2000 were 20.83%, 25.81%, 17.27% and 16.47%, respectively. (From December 17,
1987 until December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Total Return Fund.) The Growth Fund's average annual compounded returns for the one-year and five-year periods ended June 30, 2000 were 22.55% and 19.85%, respectively, and for the period from the Growth Fund's commencement of operations (July 1, 1995) through June 30, 2000 was 19.85%. The Regional Small Capitalization Value Fund's average annual compounded return for the one-year period ended June 30, 2000 was -11.82%, and for the period from the Regional Small Capitalization Value Fund's commencement of operations (September 16, 1996) through June 30, 2000 was 4.75%. The Contrarian Value Fund's average annual compounded return for the one-year period ended June 30, 2000 was -6.52%, and for the period from the Contrarian Value Fund's commencement of operations (December 30, 1997) through June 30, 2000 was -3.21%. The Emerging Growth Fund's total return for the period from September 30, 1999 through June 30, 2000 was 29.21%.

          The results below show the value of an assumed initial investment in the Total Return Fund of $10,000 made on December 30, 1986 through June 30, 2000, assuming reinvestment of all dividends and distributions. (From December 17, 1987 until December 31, 1994 Fiduciary Management, Inc. was the investment adviser to the Total Return Fund.)

                             Value of $10,000           Cumulative % Change
Date                           Investment               (i.e. total return)
----                         ----------------           -------------------
December 31, 1986               $ 10,000                        ---
December 31, 1987                 11,225                        +12.2%
December 31, 1988                 13,554                        +35.5
December 31, 1989                 15,341                        +53.4
December 31, 1990                 14,663                        +46.6
December 31, 1991                 19,070                        +90.7
December 31, 1992                 21,052                       +110.5
December 31, 1993                 23,381                       +133.8
December 31, 1994                 22,909                       +129.1
December 31, 1995                 28,221                       +182.2
December 31, 1996                 34,000                       +240.0
December 31, 1997                 44,214                       +342.1
December 31, 1998                 61,321                       +513.2
December 31, 1999                 76,722                       +667.2
June 30, 2000                     78,282                       +682.8

          The results below show the value of an assumed initial investment in the Growth Fund of $10,000 made on June 30, 1995 through June 30, 2000, assuming reinvestment of all dividends and distributions.


                             Value of $10,000           Cumulative % Change
Date                           Investment               (i.e. total return)
----                         ----------------           -------------------
December 31, 1995               $ 10,860                       +  8.6%
December 31, 1996                 12,690                        +26.9
December 31, 1997                 15,533                        +55.3
December 31, 1998                 20,074                       +100.7
December 31, 1999                 23,903                       +139.0
June 30, 2000                     24,711                       +147.1

          The results below show the value of an assumed initial investment in the Regional Small Capitalization Value Fund of $10,000 made on September 16, 1996 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                             Value of $10,000           Cumulative % Change
Date                           Investment               (i.e. total return)
----                         ----------------           -------------------
December 31, 1996               $ 10,908                       +  9.1%
December 31, 1997                 13,207                        +32.1
December 31, 1998                 12,697                        +27.0
December 31, 1999                 12,703                        +27.0
June 30, 2000                     11,923                        +19.2

          The results below show the value of an assumed initial investment in the Contrarian Value Fund of $10,000 made on December 30, 1997 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                             Value of $10,000           Cumulative % Change
Date                           Investment               (i.e. total return)
----                         ----------------           -------------------
December 31, 1997                $10,030                         +0.3%
December 31, 1998                  9,120                         -8.8
December 31, 1999                  9,059                        -9.41
June 30, 2000                      9,217                        -7.83

          The results below show the value of an assumed initial investment in the Emerging Growth Fund of $10,000 made on September 30, 1999 through June 30, 2000, assuming reinvestment of all dividends and distributions.

                             Value of $10,000           Cumulative % Change
Date                           Investment               (i.e. total return)
----                         ----------------           -------------------
December 31, 1999                $12,992                       +29.92%
June 30, 2000                     12,921                       +29.21

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund, the Contrarian Value Fund or the Emerging Growth Fund in the future. Such performance results also reflect reimbursements made by the Adviser to keep total fund operating expenses at or below 1.3% of average daily net assets. An investment in each of the Total Return Fund, the Growth Fund, the Emerging Growth Fund, the Regional Small Capitalization Value Fund and the Contrarian Value Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

          Each of the Funds may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc. and Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines; and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent ranking services that rank over 1,000 mutual funds based upon total return performance.) Each of the Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the S&P 500 Index, S&P 400 Mid-Cap Growth Index, S&P 600 Small Cap Growth Index, Lehman Intermediate Corporate Bond Index, Russell 1000 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                             DISTRIBUTION OF SHARES

          Each of the Funds has adopted a Distribution Plan (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 1% per annum of such Fund's average daily net assets. However, each of the Funds presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 2001. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Funds do not currently employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

          The Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Engh, Fauth and Thorpe are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors.

          While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. None of the Funds incurred any distribution costs pursuant to the Plan during the fiscal year ended June 30, 2000.

                                RETIREMENT PLANS

          Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

          Individual shareholders may establish their own Individual Retirement Account ("IRA"). Each of the Funds currently offers a Traditional IRA, a Roth IRA and an Education IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

          Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

          Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a

Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

          Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

          Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

          A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2000 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

          An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 2000 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

          A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

          A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,500 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Corporation has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $170,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

          Firstar Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of Firstar Bank, N.A. may be changed upon written notice.

          Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

          Shareholders wishing to invest fixed dollar amounts in a particular Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

          The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

          The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

          The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of any Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his shares of a particular Fund with the Corporation and appoints it as his agent to effect redemptions of shares of such Fund held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (612) 336-1444.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares of a particular Fund in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the such Fund, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares of such Fund in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

          The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC, the Funds' transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities are made (i) for the Total Return by the Adviser and PBIA; (ii) for the Growth Fund by the Adviser and WCM; (iii) for the Emerging Growth Fund by the Adviser and KB; (iv) for the Regional Small Capitalization Value Fund by the Adviser and WP; and (v) for the Contrarian Value Fund by the Adviser and Sasco; in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser, PBIA, WCM, KB, WP and Sasco to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the evaluation by the Adviser, PBIA, WCM, KB, WP and/or Sasco of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser, PBIA, WCM, KB, WP or Sasco may feel that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients if the Adviser, PBIA, WCM, KB, WP or Sasco, as the case may be, believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Funds, the Adviser, PBIA, WCM, KB, WP and Sasco also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While each of the Adviser, PBIA, WCM, KB, WP and Sasco believes these services have substantial value, they are considered supplemental to the efforts of the Adviser, PBIA, WCM, KB, WP or Sasco in the performance of its duties under the applicable Management Agreement or Sub-Advisory Agreement. Other clients of the Adviser, PBIA, WCM, KB, WP or Sasco may indirectly benefit from the availability of these services to the Adviser, PBIA, WCM, KB, WP or Sasco, and the Funds may indirectly benefit from services available to the Adviser, PBIA, WCM, KB, WP or Sasco as a result of transactions for other clients. Each of the Management Agreements and Sub-Advisory Agreements provides that the Adviser, PBIA, WCM, KB, WP or Sasco, as the case may be, may cause the applicable Fund to pay a broker which provides brokerage and research services to the Adviser, PBIA, WCM, KB, WP or Sasco, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser, PBIA, WCM, KB, WP or Sasco determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the overall responsibilities of the Adviser, PBIA, WCM, KB, WP or Sasco with respect to the applicable Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Total Return Fund totaled $7,130 on transactions having a total market value of $6,703,149, $17,544 on transactions having a total market value of $17,137,464 and $24,215 on transactions having a total marked value of $24,842,543 for the fiscal years ended June 30, 1998, 1999 and 2000, respectively. During the fiscal years ended June 30, 1998, 1999, and 2000, the Growth Fund paid brokerage commissions of $75,062 on transactions having a total market value of $60,131,748, $97,106 on transactions having a total market value of $61,555,579 and $59,594 on transactions having a total market value of $46,760,831, respectively. During the fiscal years ended June 30, 1998, 1999 and 2000 the Regional Small Capitalization Value Fund paid brokerage commissions of $77,720 on transactions having a market value of $34,327,567, $62,797 on transactions having a total market value of $24,551,852 and $92,579 on transactions having a total market value of $32,693,373, respectively. The Contrarian Value Fund did not commence operations until December 30, 1997. During the period from December 30, 1997 through June 30, 1998, the Contrarian Value Fund paid brokerage commissions of $40,438 on transactions having a total market value of $22,255,053 and for the fiscal years ended June 30, 1999 and 2000 paid $34,597 on transactions having a market value of $16,927,593 and $34,906 on transactions having a total market value of $14,407,820, respectively. The Emerging Growth Fund did not commence operations until September 30, 1999. During the period from September 30, 1999 through June 30, 2000 the Emerging Growth Fund paid brokerage commissions of $7,776 on transactions having a total market value of $3,058,514. All of the brokers to whom commissions were paid by the Total Return Fund, the Growth Fund, the Regional Small Capitalization Value Fund, the Contrarian Value Fund and the Emerging Growth Fund provided research services to the Adviser.

                                    CUSTODIAN

          Firstar Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services LLC, an affiliate of Firstar Bank, N.A., also acts as the Funds' transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

          Each of the Funds will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

          Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

          Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

          From time to time the Funds may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Funds' dividend paid deduction.

          At June 30, 2000 the Contrarian Value Fund had a $2,034,554 capital loss carryover which expires June 30, 2008. To the extent that the Contrarian Value Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

          Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                              SHAREHOLDER MEETINGS

          The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and, at its discretion, may not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

          The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's authorized capital consists of 10,000,000,000 shares of Common Stock of which 300,000,000 are allocated to the Total Return Fund, 300,000,000 are allocated to the Growth Fund, 300,000,000 are allocated to the Emerging Growth Fund, 300,000,000 are allocated to the Regional Small Capitalization Value Fund and 300,000,000 are allocated to the Contrarian Value Fund. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement).

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

          There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

          The shares of each Fund are redeemable and are freely transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

          The Corporation will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of each Fund. Any shareholder may deliver certificates to Firstar Mutual Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct Firstar Mutual Fund Services, LLC at any time to issue a certificate for his shares without charge.

                             INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Corporation and has so served since the fiscal year ended September 30, 1989.

                        DESCRIPTION OF SECURITIES RATINGS

          Each of the Funds may invest in various securities assigned ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC Bonds are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Investors Service, Inc Bond Ratings.
                  -------------------------------------------

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

          Standard & Poor's Preferred Stock Ratings. A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

          The preferred stock ratings are based on the following considerations:

          I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

          II. Nature of, and provisions of, the issue.

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

          "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

          "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

          "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                                      -45

                                OTHER INFORMATION

Item 23.  Exhibits
          --------

          (a) Registrant's Restated Articles of Incorporation, as amended.(2)

          (a)(i) Articles of Amendment relating to Series E Common Stock of Eastcliff Funds, Inc.(4)

          (b)       Registrant's By-Laws, as amended. (2)

          (c)       None

          (d)(i) Investment Advisory Agreement between Eastcliff Total Return Fund and Resource Capital Advisers, Inc.(2)

          (d)(ii) Investment Advisory Agreement between Eastcliff Growth Fund and Resource Capital Advisers, Inc.(2)

          (d)(iii) Sub-Advisory Agreement among Eastcliff Growth Fund, Resource Capital Advisers, Inc. and Winslow Capital Management, Inc.(2)

          (d)(iv) Sub-Advisory Agreement among Eastcliff Total Return Fund, Resource Capital Advisers, Inc. and Palm Beach Investment Advisers, Inc.(2)

          (d)(v) Investment Advisory Agreement between Eastcliff Regional Small Capitalization Value Fund and Resource Capital Advisers, Inc.(1)

          (d)(vi) Sub-Advisory Agreement among Eastcliff Regional Small Capitalization Value Fund, Resource Capital Advisers, Inc. and Woodland Partners LLC.(1)

          (d)(vii) Investment Advisory Agreement between Eastcliff Contrarian Value Fund and Resource Capital Advisers, Inc.(3)

          (d)(viii) Sub-Advisory Agreement among Eastcliff Contrarian Value Fund, Resource Capital Advisers, Inc. and Sasco Capital, Inc.(3)

          (d)(ix) Investment Advisory Agreement between Eastcliff Emerging Growth Fund and Resource Capital Advisers, Inc. (4)

          (d)(x) Sub-Advisory Agreement among Eastcliff Emerging Growth Fund, Resource Capital Advisers, Inc. and KB Growth Advisors, LLC.
                    (4)

          (e)       None

          (f)       None

          (g)(i) Custodian Agreement between Eastcliff Total Return Fund (formerly Fiduciary Total Return Fund) and Firstar Trust Company (predecessor to Firstar Bank, N.A.).(2)

          (g)(ii) Custodian Agreement between Eastcliff Growth Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.)(2)

          (g)(iii) Custodian Agreement between Eastcliff Regional Small Capitalization Value Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.).(2)

          (g)(iv) Custodian Agreement between Eastcliff Contrarian Value Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.).(3)

          (g)(v) Custodian Agreement between Eastcliff Emerging Growth Fund and Firstar Bank Milwaukee, N.A. (predecessor to Firstar Bank, N.A.) (4)

          (h)(i) Administrative Agreement, including addendum, between Eastcliff Total Return Fund (formerly Fiduciary Total Return
                    Fund) and Fiduciary Management, Inc.(2)

          (h)(ii) Administrative Agreement, including addendum, between Eastcliff Growth Fund and Fiduciary Management, Inc.(2)

          (h)(iii) Administrative Agreement, including addendum, between Eastcliff Regional Small Capitalization Value Fund and Fiduciary Management, Inc.(1)

          (h)(iv) Administrative Agreement, including addendum, between Eastcliff Contrarian Value Fund and Fiduciary Management, Inc.(3)

          (h)(v) Administrative Agreement, including addendum, between Eastcliff Emerging Growth Fund and Fiduciary Management, Inc. (4)

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None

          (l)       Subscription Agreement.(2)

          (m)(i) Amended and Restated Servicing and Distribution Plan of Eastcliff Funds, Inc.(2)

          (m)(ii)   Servicing and Distribution Agreement.(2)

          (n)       None.

          (p)(i)    Code of Ethics of Eastcliff Funds, Inc.

          (p)(ii) Code of Ethics of Resource Companies, Inc., Resource Trust Company and Resource Capital Advisers, Inc.

          (p)(iii)  Code of Ethics of Palm Beach Investment Advisers, Inc.

          (p)(iv)   Code of Ethics of Winslow Capital Management, Inc.

          (p)(v)    Code of Ethics of Woodland Partners LLC.

          (p)(vi)   Code of Ethics of Sasco Capital, Inc.

          (p)(vii)  Code of Ethics of KB Growth Advisors, LLC.

--------------------
(1) Previously filed as an exhibit to Amendment No. 15 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 15 was filed on July 3, 1996 and its accession number is 0000897069-96-000189.

(2) Previously filed as an exhibit to Amendment No. 18 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 18 as filed on October 1, 1997 and its accession number is 0000897069-97-000403.

(3) Previously filed as an exhibit to Amendment No. 19 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 19 was filed on October 16, 1997 and its accession number is 0000897069-97-000415.

(4) Previously filed as an exhibit to Amendment No. 22 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 22 was filed on July 15, 1999 and its accession number is 0000897069-99-000376.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          The Registrant, the Eastcliff Total Return Fund, the Eastcliff Growth Fund, the Eastcliff Regional Small Capitalization Value Fund, the Eastcliff Contrarian Value Fund and the Eastcliff Emerging Growth Fund are controlled by Resource Trust Company. Resource Trust Company is controlled by Resource Companies, Inc. Resource Companies, Inc. is a bank holding company which, in addition to controlling Resource Trust Company, controls Resource Capital Advisers, Inc.

Item 25.  Indemnification
          ---------------

          Pursuant to the authority of the Wisconsin Business Corporation Law, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or canceled:

                                  Article VII

                                 INDEMNIFICATION

     7.01 Provision of Indemnification. The corporation shall indemnify all of its corporate representatives against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Wisconsin Business Corporation Law.

     7.02 Determination of Right to Indemnification. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if a determination that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in Section 7.01. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iii) by the shareholders. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     7.03 Allowance of Expenses. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Sections 180.0853 or 180.0856 of the Wisconsin Business Corporation Law and in accordance with the requirements of the Securities and Exchange Commission upon receipt of an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law.

     7.04 Additional Rights to Indemnification. The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     7.05 Insurance. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law, provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful malfeasance, bad faith, or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     7.06 Definitions. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was or is threatened to be made a party to a proceeding described herein.

          In reference to Article VII, Section 7.01 of the By-laws, Section
180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a corporate representative was successful on the merits or otherwise in the defense of a proceeding, and (b) if the corporate representative was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the corporate representative has a material conflict of interest; (2) a violation of criminal law, unless the corporate representative had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the corporate representative derived an improper personal profit; or (4) willful misconduct.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Incorporated by reference to pages 16 through 22 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

          Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records
          --------------------------------

          All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Administrator, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202, Registrant's investment adviser, Resource Capital Advisers, Inc., at its corporate offices, 1400 Peavey Building, 730 Second Avenue South, Minneapolis, Minnesota 55402, the Eastcliff Growth Fund's portfolio manager, Winslow Capital Management, Inc., at its corporate offices, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, the Eastcliff Regional Small Capitalization Value Fund's portfolio manager, Woodland Partners LLC, at its offices, 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402, the Eastcliff Emerging Growth Fund's portfolio manager, KB Growth Advisors, LLC, at its offices, 601 Carlson Parkway, Suite 950, Minnetonka, Minnesota 55305, or Registrant's transfer agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 16th day of October, 2000.

                                        EASTCLIFF FUNDS, INC.
                                        (Registrant)



                                         By: /s/ Conley Brooks, Jr.
                                             -----------------------------------
                                             Conley Brooks, Jr., President


          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                        Title                         Date
         ----                        -----                         ----

/s/ Conley Brooks, Jr.             Principal Executive,       October 16, 2000
-------------------------------    Financial and
Conley Brooks, Jr.                 Accounting Officer
                                   and Director


/s/ E. Thomas Welch                Vice President and         October 16, 2000
-------------------------------    Director
E. Thomas Welch


                                   Director                   October __, 2000
-------------------------------
John J. Fauth


/s/ A. Skidmore Thorpe             Director                   October 16, 2000
-------------------------------
A. Skidmore Thorpe


/s/ Donald S. Wilson               Director                   October 23, 2000
-------------------------------
Donald S. Wilson


/s/ Rolf Engh                      Director                   October 16, 2000
-------------------------------
Rolf Engh

                                  EXHIBIT INDEX
                                  -------------

       Exhibit No.                      Exhibit
       -----------                      -------

          (a)(i)    Registrant's Restated Articles of Incorporation, as amended*

          (a)(ii) Articles of Amendment relating to Series E Common Stock of Eastcliff Funds, Inc.*

          (b)       Registrant's By-Laws, as amended*

          (c)       None

          (d)(i) Investment Advisory Agreement between Eastcliff Total Return Fund (formerly Fiduciary Total Return Fund) and Resource Capital Advisers, Inc.*

          (d)(ii) Investment Advisory Agreement between Eastcliff Growth Fund and Resource Capital Advisers, Inc.*

          (d)(iii) Sub-Advisory Agreement among Eastcliff Growth Fund, Resource Capital Advisers, Inc. and Winslow Capital Management, Inc.*

          (d)(iv) Sub-Advisory Agreement among Eastcliff Total Return Fund, Resource Capital Advisers, Inc. and Palm Beach Investment Advisers, LLC.*

          (d)(v) Investment Advisory Agreement between Eastcliff Regional Small Capitalization Value Fund and Resource Capital Advisers, Inc.*

          (d)(vi) Sub-Advisory Agreement among Eastcliff Regional Small Capitalization Value Fund, Resource Capital Advisers, Inc. and Woodland Partners LLC*

          (d)(vii) Investment Advisory Agreement between Eastcliff Contrarian Value Fund and Resource Capital Advisers, Inc.*

          (d)(viii) Sub-Advisory Agreement among Eastcliff Contrarian Value Fund, Resource Capital Advisers, Inc. and Sasco Capital, Inc.*

          (d)(ix) Investment Advisory Agreement between Eastcliff Emerging Growth Fund and Resource Capital Advisers, Inc.*

          (d)(x) Sub-Advisory Agreement among Eastcliff Emerging Growth Fund, Resource Capital Advisers, Inc. and KB Growth Advisors, LLC*

          (e)       None

          (f)       None


_______________
     * Incorporated by reference


                             Exhibit Index - Page 1

       Exhibit No.                      Exhibit
       -----------                      -------

          (g)(i) Custodian Agreement between Eastcliff Total Return Fund (formerly Fiduciary Total Return Fund) and Firstar Trust Company (predecessor to Firstar Bank, N.A.)*

          (g)(ii)) Custodian Agreement between Eastcliff Growth Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.)*

          (g)(iii) Custodian Agreement between Eastcliff Regional Small Capitalization Value Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.)*

          (g)(iv) Custodian Agreement between Eastcliff Contrarian Value Fund and Firstar Trust Company (predecessor to Firstar Bank, N.A.)*

          (g)(v) Custodian Agreement between Eastcliff Emerging Growth Fund and Firstar Bank Milwaukee, N.A. (predecessor to Firstar Bank, N.A.)*

          (h)(i) Administrative Agreement, including addendum, between Eastcliff Total Return Fund (formerly Fiduciary Total Return
                    Fund) and Fiduciary Management, Inc.*

          (h)(ii)) Administrative Agreement, including addendum, between Eastcliff Growth Fund and Fiduciary Management, Inc.*

          (h)(iii) Administrative Agreement, including addendum, between Eastcliff Regional Small Capitalization Value Fund and Fiduciary Management, Inc.*

          (h)(iv) Administrative Agreement, including addendum, between Eastcliff Contrarian Value Fund and Fiduciary Management, Inc.*

          (h)(v) Administrative Agreement, including addendum, between Eastcliff Emerging Growth Fund and Fiduciary Management, Inc.*

          (i)       Opinion of Foley & Lardner, Counsel for Registrant

          (j)       Consent of PricewaterhouseCoopers LLP

          (k)       None

          (l)       Subscription Agreement*

          (m)(i) Amended and Restated Servicing and Distribution Plan of Eastcliff Funds, Inc.*

          (m)(ii)   Servicing and Distribution Agreement*

          (n)       None

_______________
     * Incorporated by reference.


                             Exhibit Index - Page 2

       Exhibit No.                      Exhibit
       -----------                      -------

          (p)(i)    Code of Ethics of Eastcliff Funds, Inc.

          (p)(ii) Code of Ethics of Resource Companies, Inc., Resource Trust Company and Resource Capital Advisers, Inc.

          (p)(iii)  Code of Ethics of Palm Beach Investment Advisers, Inc.

          (p)(iv)   Code of Ethics of Winslow Capital Management, Inc.

          (p)(v)    Code of Ethics of Woodland Partners LLC

          (p)(vi)   Code of Ethics of Sasco Capital, Inc.

          (p)(vii)  Code of Ethics of KB Growth Advisors LLC


--------


                             Exhibit Index - Page 3